Exhibit 99.1
N E W S R E L E A S E

MEDIA CONTACT
Amy Baker
VP, Corporate Communications and Marketing
MVB Bank
abaker@mvbbanking.com
(844) 682-2265

INVESTOR RELATIONS
Marcie Lipscomb
mlipscomb@mvbbanking.com
(844) 682-2265

MVB Announces Executive Management Structural Changes

(FAIRMONT, W.Va.) January 27, 2022 – The Board of Directors of MVB Financial Corp. (“MVBF” or “MVB Financial”) (Nasdaq: MVBF) has announced changes to the structure of MVB’s Executive Team.

“To fully execute our strategic plan and to move MVB forward on the financial frontier, we need to ensure that we are set up for success. As our needs as an organization evolve, so must the organizational structure in place to support MVB’s key initiatives,” said Larry F. Mazza, CEO of MVBF and MVB Bank.

Donald T. Robinson will transition to the role of President of MVBF and MVB Bank. He will maintain his corporate development responsibilities in his new role and will remain as Chief Financial Officer of MVBF in the interim as MVB conducts a national search for the CFO position. Larry F. Mazza will remain as CEO of MVBF and MVB Bank.

“I am pleased to announce Don’s elevated position in the company, which will allow him to focus on corporate development,” Mazza said. “Over the past few years, Don’s leadership on opportunistic actions -- including the sale of MVB’s Eastern West Virginia banking centers, the FDIC-assisted acquisition of The First State Bank of Barboursville in West Virginia, the sale of MVB’s South Market West Virginia banking centers and the modified Dutch Auction tender offer and share repurchases, as well as numerous Fintech-related acquisitions -- have enhanced shareholder value.”

Additional changes within the Executive Team include the following: John Marion, currently Executive Vice President, Chief Risk Officer, will become Chief Operating Officer; James (Jamie) R. Nalls, currently Executive Vice President, Regional President for CoRe Banking, will move into the new role of President of CoRe Banking; Brad Greathouse, currently, Executive Vice President, Chief People and Culture Officer, will have a change in title to Chief Administration Officer. All three leaders will assume additional responsibilities.

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About MVB Financial Corp.

MVB Financial Corp., the holding company of MVB Bank, Inc., is publicly traded on The Nasdaq Capital Market® under the ticker “MVBF.” Nasdaq is a leading global provider of trading, clearing, exchange technology, listing, information and public company services. Through its subsidiary, MVB Bank, Inc., and the Bank’s subsidiaries, the Company provides financial services to individuals and corporate clients in the Mid-Atlantic region and beyond. For more information about MVB, please visit http://ir.mvbbanking.com.

Forward-looking Statements

MVB Financial Corp. has made forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, in this earnings release that are intended to be covered by the protections provided under the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current expectations about the future and subject to risks and uncertainties. Forward-looking statements include, without limitation, information concerning possible or assumed future results of operations of the Company and its subsidiaries. Forward-looking statements can be identified by the use of words such as “may,” “could,” “should,”, “would,” “will,” “plans,” “believes,” “estimates,” “expects,” “anticipates,” “intends,” “continues,” or the negative of those terms or similar expressions. Note that many factors could affect the future financial results of the Company and its subsidiaries, both individually and collectively, and could cause those results to differ materially from those expressed in forward-looking statements. Therefore, undue reliance should not be placed upon any forward-looking statements. Those factors include but are not limited to: market, economic, operational, liquidity, and credit risk; changes in market interest rates; inability to achieve anticipated synergies and successfully integrate recent mergers and acquisitions; inability to successfully execute business plans, including strategies related to investments in financial technology companies; competition; length and severity of the COVID-19 pandemic and its impact on the Company’s business and financial condition; changes in economic, business, and political conditions; changes in demand for loan products and deposit flow; operational risks and risk management failures; and government regulation and supervision. Additional factors that may cause actual results to differ materially from those described in the forward-looking statements can be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, as well as its other filings with the SEC, which are available on the SEC’s website at www.sec.gov. Except as required by law, the Company disclaims any obligation to update, revise, or correct any forward-looking statements.